Exhibit 10.16

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of [            ], 2014, by and between Samsung Electronics Co., Ltd., a company organized under the laws of the Republic of Korea (the “Shareholder”), and SunEdison Semiconductor Limited, a Singapore public limited company (the “Company”). Except as otherwise specified herein, all capitalized terms used in this Agreement are defined in Section 1.1.

WHEREAS, the Company is in the process of completing an initial public offering (the “IPO”) of the Company’s ordinary shares pursuant to a registration statement on Form S-1 (the “IPO Registration Statement”);

WHEREAS, the Company and the Shareholder have entered into that certain share purchase agreement (the “Purchase Agreement”), dated March 20, 2014, pursuant to which the Shareholder has agreed to purchase, and the Company has agreed to sell, a certain number of Ordinary Shares of the Company; and

WHEREAS, in connection with the Shareholder’s purchase of the Company’s Ordinary Shares, the Company has agreed to grant to the Shareholder rights with respect to the registration of the Registrable Securities (as defined below) held by the Shareholder on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Action” means any demand, action, suit, countersuit, arbitration, inquiry, proceeding or investigation by or before any federal, state, local, foreign or international Governmental Authority or any arbitration or mediation tribunal.

“Affiliate” means, with respect to any Person, any other Person who, directly or indirectly (including through one or more intermediaries), controls, is controlled by, or is under common control with, such Person. For purposes of this Agreement, “control,” when used with respect to any specified Person, shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have correlative meanings.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Automatic Shelf Registration Statement” has the meaning set forth in Section 2(g).

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which banking institutions doing business in New York, New York or Seoul, the Republic of Korea are authorized or obligated by law or required by executive order to be closed.

“Company” has the meaning set forth in the preamble to this Agreement and shall include its successors, by merger, acquisition, reorganization or otherwise.

“Company Public Sale” has the meaning set forth in Section 2.2(a).

“Convertible or Exchange Registration” has the meaning set forth in Section 2.7.

“Demand Registration” has the meaning set forth in Section 2.1(a).

“Dispute” has the meaning set forth in Section 3.4(b).

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Follow-On Holdback Period” has the meaning set forth in Section 2.5(a).

“Governmental Authority” means any nation or government, any state, municipality or other political subdivision thereof, and any entity, body, agency, commission, department, board, bureau, court, tribunal or other instrumentality, whether federal, state, local, domestic, foreign or multinational, exercising executive, legislative, judicial, regulatory, administrative or other similar functions of, or pertaining to, government and any executive official thereof.

“Holder” means the Shareholder and any permitted Transferee in accordance with this Agreement of Registrable Securities, for long as such Person holds Registrable Securities.

“Initiating Holders” has the meaning set forth in Section 2.1(a).

“IPO” has the meaning set forth in the recitals to this Agreement.

“IPO Registration Statement” has the meaning set forth in the recitals to this Agreement.

“Loss” or “Losses” has the meaning set forth in Section 2.9(a).

“Other Registration Rights Holders” means SunEdison and Samsung Fine Chemicals Co., Ltd., a company organized under the law of the Republic of Korea.

“Person” means any individual, firm, limited liability company or partnership, joint venture, corporation, joint stock company, trust or unincorporated organization, incorporated or unincorporated association, government (or any department, agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

“Piggyback Registration” has the meaning set forth in Section 2.2(a).

“Pro Rata Percentage” means the quotient in percentage obtained by dividing (i) the total number of Registrable Securities held by the Holder by (ii) the aggregate number of Registrable Securities held by the Holder and the Other Registration Rights Holders.

“Prospectus” means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post-effective amendments, and all other material incorporated by reference in such prospectus.

“Purchase Agreement” has the meaning set forth in the Recitals.

“Registrable Securities” means (i) the Shares purchased by the Shareholder pursuant to the Purchase Agreement, including additional Shares, if any, purchased by the Shareholder as a result of a construction costs adjustment, solely as contemplated by the Purchase Agreement and (ii) any securities issued directly or indirectly with respect to such shares described in clause (i) because of stock splits, stock dividends, reclassifications, mergers, consolidations, or similar events. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (w) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (x) such securities shall have been sold or disposed of pursuant to Rule 144 (or any successor provision) under the Securities Act, (y) (1) such securities may be sold pursuant to Rule 144 (or any successor provision) under the Securities Act without being subject to the volume limitations in subsection (e) of such rule and (2) all or a material part of SE Registration Rights is no longer exercisable, has expired or has otherwise been terminated, or (z) such securities have been sold by a Holder in a transaction in which such Holder’s rights under this Agreement are not, or cannot be, assigned.

“Registration” means a registration with the SEC of the offer and sale to the public of the Company ordinary shares under a Registration Statement. The terms “Register,” “Registered” and “Registering” shall have a correlative meaning.

“Registration Expenses” shall mean all expenses incident to the Company’s performance of or compliance with this Agreement, including all (i) registration, qualification and filing fees; (ii) expenses incurred in connection with the preparation, printing and filing under the Securities Act of the Registration Statement, any Prospectus and any issuer free writing prospectus and the distribution thereof; (iii) the fees and expenses of the Company’s counsel and independent accountants; (iv) the reasonable fees and expenses of not more than one firm of attorneys acting as legal counsel for all of the Holders in the relevant Registration and sale (“Holder Counsel”); (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Shares under the state or foreign securities or blue sky laws and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel); (vi) the costs and charges of any transfer agent and any registrar; (vii) all expenses and application fees incurred in connection with any filing with, and clearance of an offering by, Financial Industry Regulatory Authority, Inc.; (viii) expenses incurred in connection with any “road show” presentation to potential investors; (ix) printing expenses, messenger, telephone and delivery expenses; (x) internal expenses of the Company (including all salaries and expenses of employees of the Company performing legal or accounting duties); and (xi) fees and expenses of listing any Registrable Securities on any securities exchange on which the Company’s ordinary shares are then listed, but excluding any Selling Expenses.

“Registration Period” has the meaning set forth in Section 2.1(c).

“Registration Rights” shall mean the rights of the Holders to cause the Company to Register Registrable Securities pursuant to this Agreement.

“Registration Statement” means any registration statement of the Company filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Registration Suspension” has the meaning set forth in Section 2.1(d).

“Sale Transaction” has the meaning set forth in Section 2.5(a).

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Selling Expenses” means all underwriting discounts and selling commissions, and stock transfer taxes applicable to the offer and/or sale of Registrable Securities, and fees and disbursements of counsel for any Holder other than the Holder Counsel.

“SE Registration Rights” means the rights of SunEdison, under that certain Registration Rights Agreement by and between the Company and SunEdison, with respect to the registration of its Registrable Securities (as defined therein).

“Shares” means all ordinary shares of the Company.

“Shareholder” has the meaning set forth in the Preamble.

“Shareholder Group” means the Shareholder and any Subsidiary or Affiliate of the Shareholder.

“Shelf Registration” means a Registration Statement of the Company for an offering to be made on a delayed or continuous basis of the Company’s ordinary shares pursuant to Rule 415 under the Securities Act (or similar provisions then in effect).

“Subsidiary” shall mean, with respect to any Person, any corporation, limited liability company, joint venture or partnership of which such Person (i) beneficially owns, either directly or indirectly, more than fifty percent (50%) of (A) the total combined voting power of all classes of voting securities of such Person, (B) the total combined equity interests or (C) the capital or profit interests, in the case of a partnership, or (ii) otherwise has the power to vote, either directly or indirectly, sufficient securities to elect a majority of the board of directors or similar governing body.

“SunEdison” means SunEdison, Inc., a corporation organized under the laws of the State of Delaware.

“Takedown Notice” has the meaning set forth in Section 2.1(g).

“Transfer” means, with respect to any security, any direct or indirect sale, assignment, pledge, transfer, hedge, encumbrance, hypothecation, securities lending, voting agreement or other disposition, whether voluntary, by operation of law or otherwise, thereof or therewith, whether in a single transaction or a series of related transactions, or the entry into a definitive agreement with respect to any of the foregoing (for the avoidance of doubt, whether such agreement is to be settled by delivery of shares of Capital Stock, in cash or otherwise); and “Transferee” means a Person to whom a Transfer is made or is proposed to be made.

“Underwritten Offering” means a Registration in which securities of the Company are sold to an underwriter or underwriters on a firm commitment basis for reoffering to the public.

“WKSI” means a “well-known seasoned issuer” as defined under Rule 405 of the Securities Act.

Section 1.2 General Interpretive Principles. Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Unless otherwise specified, the terms “hereof,” “herein,” “hereunder” and similar terms refer to this Agreement as a whole (including the exhibits hereto), and references herein to Articles and Sections refer to Articles and Sections of this Agreement. Except as otherwise indicated, all periods of time referred to herein shall include all Saturdays, Sundays and holidays; provided, however, that if the date to perform the act or give any notice with respect to this Agreement shall fall on a day other than a Business Day, such act or notice may be performed or given timely if performed or given on the next succeeding Business Day. References to a Person are also to its permitted successors and assigns. The parties have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

ARTICLE II

REGISTRATION RIGHTS

Section 2.1 Registration.

(a) Request. The Holder (or Holders) of a majority of the Registrable Securities (the “Initiating Holders”) shall have the right to request that the Company file a Registration Statement with the SEC on the appropriate registration form for all or part of the Registrable Securities held by such Holder once such Registrable Securities are no longer subject to the underwriter lock-up applicable to the IPO (which may be due to the expiration or waiver of such lock-up with respect to such Registrable Securities) by delivering a written request to the Company specifying the number of shares of Registrable Securities such Holders wishes to Register (a “Demand Registration”). The Company shall (i) within five (5) days of the receipt of such request, give written notice of such Demand Registration to all Holders of Registrable Securities, (ii) use its reasonable best efforts to file a Registration Statement in respect of such Demand Registration within forty-five (45) days of receipt of the request, and (iii) use its reasonable best efforts to cause such Registration Statement to become effective as expeditiously as possible. The Company shall include in such Registration all Registrable Securities that the Holders request to be included within the fifteen (15) days following their receipt of the Company’s written notice of the Demand Registration.

(b) Limitations of Demand Registrations. The Shareholder Group shall collectively be entitled to no more than five (5) Demand Registrations from the Company; provided that the Holder(s) may not require the Company to effect more than two (2) Demand Registrations in any twelve (12) month period (it being understood that the IPO Registration Statement shall not be treated as a Demand Registration); provided, further that the Company shall not be obligated to effect any Demand Registration within 180 days after the effective date of a previous Demand Registration or a previous registration in which Registrable Securities were included pursuant to Section 2.2. In the event that any Person shall have received rights to Demand Registrations pursuant to Section 3.3, and such Person shall have made a Demand Registration request, such request shall be treated as having been made by the Shareholder Group. The Registrable Securities requested to be Registered pursuant to Section 2.1(a) must represent (i) an aggregate offering price of Registrable Securities that is reasonably be expected to equal at least $20,000,000 or (ii) all of the remaining Registrable Securities owned by the requesting Holder and its Affiliates.

(c) Effective Registration. The Company shall be deemed to have effected a Registration for purposes of Section 2.1(b) if the Registration Statement is declared effective by the SEC or becomes effective upon filing with the SEC, and remains effective until the earlier of (i) the date when all Registrable Securities thereunder have been sold and (ii) nine (9) months from the effective date of the Registration Statement, or in the case of a Shelf Registration, thirty-six (36) months from the effective date of the Registration Statement (the “Registration Period”). No Registration shall be deemed to have been effective if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such Registration are not satisfied by reason of the Company’s breach of or failure to perform its obligations thereunder. If, during the Registration Period, such Registration is interfered with by any Registration Suspension, stop order, injunction or other order or requirement of the SEC or other Governmental Agency, the Registration Period shall be extended on a day-for-day basis for any period the Holder is unable to complete an offering as a result of such Registration Suspension, stop order, injunction or other order or requirement of the SEC or other Governmental Agency.

(d) Delay in Filing; Suspension of Registration. If the filing, initial effectiveness or continued use of a Registration Statement would, as reasonably determined in good faith by the Company, require the disclosure of material non-public information that the Company has a bona fide business purpose to keep confidential and the disclosure of which would have a material adverse effect on any active proposal by the Company or any of its

Subsidiaries to engage in any material acquisition, merger, consolidation, tender offer, other business combination, reorganization or other material transaction, the Company may, upon giving prompt written notice of such action to the selling Holders, postpone the filing or effectiveness of such Registration (a “Registration Suspension”) for a period not to exceed thirty (30) days; provided, however, that the Company may exercise a Registration Suspension no more than two (2) times in any twelve (12)-month period. Notwithstanding the foregoing, no such delay shall exceed such number of days that the Company determines in good faith to be reasonably necessary. The Company shall (i) immediately notify the selling Holders upon the termination of any Registration Suspension, (ii) amend or supplement the Prospectus, if necessary, so it does not contain any untrue statement or omission therein and (iii) furnish to the selling Holders such numbers of copies of the Prospectus as so amended or supplemented as the selling Holders may reasonably request.

(e) Underwritten Offering. If the Initiating Holders so indicate at the time of its request pursuant to Section 2.1(a), such offering of Registrable Securities shall be in the form of an Underwritten Offering and the Company shall include such information in the Company Notice. In the event that the Initiating Holders intend to distribute the Registrable Securities by means of an Underwritten Offering, the right of any Holder to include Registrable Securities in such Registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting.

(f) Priority of Securities in an Underwritten Offering. If the managing underwriter or underwriters of a proposed Underwritten Offering, including an Underwritten Offering from a Shelf Registration, pursuant to this Section 2.1 informs the Holders with Registrable Securities in the proposed Underwritten Offering in writing that, in its or their opinion, the number of securities requested to be included in such Underwritten Offering exceeds the number that can be sold in such Underwritten Offering without being likely to have an adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Underwritten Offering shall be reduced to such number that can be sold without such adverse effect and the securities to be included in such Underwritten Offering shall be: the Registrable Securities and other equity securities requested to be included in such registration (pursuant to this Agreement or other similar agreements) which, in the opinion of the underwriters, can be sold without any such adverse effect, pro rata among the holders of such securities on the basis of the number of securities owned by such holder. In no event shall any Registrable Securities or other equity securities held by such holders be excluded from such registration and underwriting in accordance with the preceding sentence unless all other securities of the Company have first been excluded. Notwithstanding the foregoing, no such reduction shall reduce the number of the Registrable Securities of the Holder(s) included in such registration below the Pro Rata Percentage of the total number of securities included in such registration.

(g) Shelf Registration.

(i) At any time after the date hereof when the Company is eligible to Register the applicable Registrable Securities on Form S-3 (or a successor form) and the Holder(s) may request Demand Registrations, the Initiating Holders may request the Company to effect a Demand Registration as a Shelf Registration, and, if the Company is a WKSI at the time of any request for a Demand Registration, such Shelf Registration shall be an automatic shelf registration statement (as defined under Rule 405 of the Securities Act) (an “Automatic Shelf Registration Statement”). There shall be no limitations on the number of Underwritten Offerings pursuant to a Shelf Registration; provided, however, that the Holders may not require the Company to effect more than two (2) Underwritten Offerings in a twelve (12)-month period; provided, further that the Holders may not require the Company to effect any Underwritten Offering within 180 days after the closing date of a previous Underwritten Offering.

(ii) Any Holder of Registrable Securities included on a Shelf Registration shall have the right to request that the Company cooperate in a shelf takedown at any time, including an Underwritten Offering, by delivering a written request thereof to the Company specifying the number of shares of Registrable Securities such Holder wishes to include in the shelf takedown (“Takedown Notice”). The Company shall (i) within five (5) days of the receipt of a Takedown Notice for an Underwritten Offering, give written notice of such Takedown Notice to all Holders of Registrable Securities included on such Shelf Registration and (ii) shall take all actions reasonably requested by such Holder, including the filing of a Prospectus supplement and the other actions described in Section 2.4, in accordance with the intended method of distribution set forth in the Takedown Notice as expeditiously as possible. If the takedown is an Underwritten Offering, the Company shall include in such Underwritten Offering all Registrable Securities that the Holders request to be included within the seven (7) days following their receipt of the Company’s written notice of the Takedown Notice. If the takedown is an Underwritten Offering, the Registrable Securities requested to be included in a shelf takedown must represent (i) an aggregate offering price of Registrable Securities that is reasonably be expected to equal at least $20,000,000 or (ii) all of the remaining Registrable Securities owned by the requesting Holder and its Affiliates.

(iii) Notwithstanding the foregoing, if a Holder of Registrable Securities wish to engage in an underwritten block trade off of a Shelf Registration (either through filing an Automatic Shelf Registration Statement or through a take-down from an already existing Shelf Registration), then notwithstanding the foregoing time periods, such Holder only need to notify the Company of the block trade shelf takedown two business days prior to the day such offering is to commence (unless a longer period is agreed to by the Holders of a majority of the Registrable Securities wishing to engage in the underwritten block trade) and the Company shall promptly notify other Holders of Registrable Securities and such other Holders of Registrable Securities must elect whether or not to participate by the next business day (i.e. one business day prior to the day such offering is to commence) (unless a longer period is agreed to by the Holders of a majority of the Registrable Securities wishing to engage in the underwritten block trade) and the Company shall as expeditiously as possible use its best efforts to facilitate such offering (which may close as early as three business days after the date it commences); provided that the Holders of a majority of the Registrable Securities shall use commercially reasonable efforts to work with the Company and the underwriters prior to making such request in order to facilitate preparation of the Registration Statement, Prospectus and other offering documentation related to the underwritten block trade.

(h) SEC Form. Except as set forth in the next sentence, the Company shall use its reasonable best efforts to cause Demand Registrations to be Registered on Form S-3 (or any successor form), and if the Company is not then eligible under the Securities Act to use

Form S-3, Demand Registrations shall be Registered on Form S-1 (or any successor form). If a Demand Registration is a Convertible or Exchange Registration, the Company shall effect such Registration on the appropriate form under the Securities Act for such Registrations. The Company shall use its reasonable best efforts to become eligible to use Form S-3 and, after becoming eligible to use Form S-3, shall use its reasonable best efforts to remain so eligible. All Demand Registrations shall comply with applicable requirements of the Securities Act and, together with each Prospectus included, filed or otherwise furnished by the Company in connection therewith, shall not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Section 2.2 Piggyback Registrations.

(a) Participation. If the Company proposes to file a Registration Statement under the Securities Act with respect to any offering of its ordinary shares for its own account and/or for the account of any other Persons (other than a Registration (i) under Section 2.1 hereof, (ii) pursuant to a Registration Statement on Form S-8 or Form S-4 or similar form that relates to a transaction subject to Rule 145 under the Securities Act, (iii) pursuant to any form that does not include substantially the same information as would be required to be included in a Registration Statement covering the sale of Registrable Securities, (iv) in connection with any dividend reinvestment or similar plan, (v) for the sole purpose of offering securities to another entity or its security holders in connection with the acquisition of assets or securities of such entity or any similar transaction or (vi) in which the only ordinary shares being Registered are ordinary shares of the Company issuable upon conversion of debt securities that are also being Registered) (a “Company Public Sale”), then, as soon as practicable (but in no event less than fifteen (15) days prior to the proposed date of filing such Registration Statement), the Company shall give written notice of such proposed filing to each Holder, and such notice shall offer such Holders the opportunity to Register under such Registration Statement such number of Registrable Securities as each such Holder may request in writing (a “Piggyback Registration”). Subject to Section 2.2(a) and Section 2.2(c), the Company shall include in such Registration Statement all such Registrable Securities that are requested to be included therein within fifteen (15) days after the receipt of any such notice; provided, however, that if, at any time after giving written notice of its intention to Register any securities and prior to the effective date of the Registration Statement filed in connection with such Registration, the Company shall determine for any reason not to Register or to delay Registration of such securities, the Company may, at its election, give written notice of such determination to each such Holder and, thereupon, (i) in the case of a determination not to Register, shall be relieved of its obligation to Register any Registrable Securities in connection with such Registration, without prejudice, however, to the rights of any Holder to request that such Registration be effected as a Demand Registration under Section 2.1, and (ii) in the case of a determination to delay Registration, shall be permitted to delay Registering any Registrable Securities for the same period as the delay in Registering such other securities of the Company. No Registration effected under this Section 2.2 shall relieve the Company of its obligation to effect any Demand Registration under Section 2.1. If the offering pursuant to a Registration Statement pursuant to this Section 2.2 is to be an Underwritten Offering, then each Holder making a request for a Piggyback Registration pursuant to this Section 2.2(a) shall, and the Company shall use reasonable best efforts to coordinate arrangements with the underwriters so that each such Holder may, participate in such

Underwritten Offering. If the offering pursuant to such Registration Statement is to be on any other basis, then each Holder making a request for a Piggyback Registration pursuant to this Section 2.2(a) shall, and the Company shall use reasonable best efforts to coordinate arrangements so that each such Holder may, participate in such offering on such basis. The Company’s filing of a Shelf Registration shall not be deemed to be a Company Public Sale; provided, however, that the proposal to file any Prospectus supplement filed pursuant to a Shelf Registration with respect to an offering of the Company’s ordinary shares for its own account and/or for the account of any other Persons will be a Company Public Sale unless such offering qualifies for an exemption from Company Public Sale definition in this Section 2.2(a); provided, further that if the Company files a Shelf Registration for its own account and/or for the account of any other Persons, the Company agrees that it shall use its reasonable best efforts to include in such Registration Statement such disclosures as may be required by Rule 430B under the Securities Act in order to ensure that the Holders may be added to such Shelf Registration at a later time through the filing of a Prospectus supplement rather than a post-effective amendment.

(b) Right to Withdraw. Each Holder shall have the right to withdraw such Holder’s request for inclusion of its Registrable Securities in any Underwritten Offering pursuant to this Section 2.2 at any time prior to the execution of an underwriting agreement with respect thereto by giving written notice to the Company of such Holder’s request to withdraw and, subject to the preceding clause, each Holder shall be permitted to withdraw all or part of such Holder’s Registrable Securities from a Piggyback Registration at any time prior to the effective date thereof.

(c) Priority of Piggyback Registration. If the managing underwriter or underwriters of any proposed Underwritten Offering of a class of Registrable Securities included in a Piggyback Registration informs the Company and the Holders in writing that, in its or their opinion, the number of securities of such class which such Holder and any other Persons intend to include in such Underwritten Offering exceeds the number which can be sold in such Underwritten Offering without being likely to have an adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Underwritten Offering shall be reduced to such number that can be sold without such adverse effect and the securities to be included in the Underwritten Offering shall be (i) first, all securities of the Company that the Company proposes to sell (if any); and (ii) second, the Registrable Securities and other equity securities requested to be included in such registration (pursuant to this Agreement or other similar agreements) which, in the opinion of the underwriters, can be sold without any such adverse effect, pro rata among the holders thereof on the basis of the number of shares owned by each such holder. In no event shall any Registrable Securities or other equity securities held by such holders be excluded from such registration and underwriting in accordance with the preceding sentence unless all other securities of the Company other than those being registered for the account of the Company have first been excluded. Notwithstanding the foregoing, no such reduction shall reduce the number of the Registrable Securities of the Holders included in such registration below the Pro Rata Percentage of the total number of securities (but excluding securities of the Company being sold by the Company) included in such registration.

Section 2.3 Selection of Underwriter(s), Etc. In any Underwritten Offering pursuant to Section 2.1 in which a Holder is participating, the Shareholder shall select the underwriter(s),

financial printer, solicitation and/or exchange agent (if any) and a single Holders Counsel for such Underwritten Offering, subject to the consent of the Company (such consent not unreasonably withheld, conditioned or delayed). In any Underwritten Offering pursuant Section 2.2 in which a Holder is participating, the Company shall select the underwriter(s), financial printer, solicitation and/or exchange agent (if any) for such Underwritten Offering, provided, however, that the Company shall consult in good faith with the Shareholder prior to any such selection of the underwriter(s).

Section 2.4 Registration Procedures.

(a) In connection with the Registration and/or sale of Registrable Securities pursuant to this Agreement, through an Underwritten Offering or otherwise, the Company shall use reasonable best efforts to effect or cause the Registration and the sale of such Registrable Securities in accordance with the intended methods of disposition thereof and:

(i) prepare and file the required Registration Statement including all exhibits and financial statements required under the Securities Act to be filed therewith, and before filing with the SEC a Registration Statement or Prospectus, or any amendments or supplements thereto, (A) furnish to the underwriters, if any, and to the selling Holders, copies of all documents prepared to be filed, which documents will be subject to the review of such underwriters and such Holders and their respective counsel, and (B) not file with the SEC any Registration Statement or Prospectus or amendments or supplements thereto to which selling Holders or the underwriters, if any, shall reasonably object;

(ii) except in the case of a Shelf Registration or Convertible or Exchange Registration, prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all of the Shares Registered thereon until the earlier of (A) such time as all of such Shares have been disposed of in accordance with the intended methods of disposition set forth in such Registration Statement or (B) the expiration of nine (9) months after such Registration Statement becomes effective, plus the number of days of any Registration Suspension;

(iii) in the case of a Shelf Registration, prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Shares subject thereto for a period ending on thirty-six (36) months after the effective date of such Registration Statement;

(iv) in the case of a Convertible or Exchange Registration, prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all of the Shares subject thereto until such time as the rules, regulations and requirements of the Securities Act and the terms of any applicable convertible securities no longer require such Shares to be Registered under the Securities Act;

(v) notify the participating Holders and the managing underwriter or underwriters, if any, and (if requested) confirm such advice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by the Company (A) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, when the applicable Prospectus or any amendment or supplement to such Prospectus has been filed, (B) of any written comments by the SEC or any request by the SEC or any other Governmental Authority for amendments or supplements to such Registration Statement or such Prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order preventing or suspending the use of any preliminary or final Prospectus or the initiation or threatening of any proceedings for such purposes, (D) if, at any time, the representations and warranties of the Company in any applicable underwriting agreement cease to be true and correct in all material respects, and (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(vi) subject to Section 2.1(d), promptly notify each selling Holder and the managing underwriter or underwriters, if any, when the Company becomes aware of the occurrence of any event as a result of which the applicable Registration Statement or the Prospectus included in such Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus and any preliminary Prospectus, in light of the circumstances under which they were made) not misleading or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement or Prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to the selling Holder and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement or Prospectus which will correct such statement or omission or effect such compliance;

(vii) use its reasonable best efforts to prevent or obtain the withdrawal of any stop order or other order suspending the use of any preliminary or final Prospectus;

(viii) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and the selling Holders may reasonably request in order to permit the intended method of distribution of the Registrable Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(ix) furnish to each selling Holder and each underwriter, if any, without charge, as many conformed copies as such Holder or underwriter may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(x) deliver to each selling Holder and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus) and any free writing prospectus and any amendment or supplement thereto as such Holder or underwriter may reasonably request (it being understood that the Company consents to the use of such Prospectus or any amendment or supplement thereto by each selling Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto) and such other documents as such selling Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder or underwriter;

(xi) take all reasonable actions to ensure that any free writing prospectus utilized in connection with any Demand Registration or Piggyback Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related Prospectus, shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(xii) on or prior to the date on which the applicable Registration Statement is declared effective or becomes effective, use its reasonable best efforts to register or qualify, and cooperate with each selling Holder, the managing underwriter or underwriters, if any, and their respective counsel, in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of each state and other jurisdiction of the United States as any selling Holder or managing underwriter or underwriters, if any, or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect for so long as such Registration Statement remains in effect and so as to permit the continuance of sales and dealings in such jurisdictions of the United States for so long as may be necessary to complete the distribution of the Registrable Securities covered by the Registration Statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(xiii) in connection with any sale of Registrable Securities that will result in such securities no longer being Registrable Securities, cooperate with each selling Holder and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive Securities Act legends; and to register such Registrable Securities in such denominations and such names as such selling Holder or the underwriter(s), if any, may request at least two (2) Business Days prior to such sale of Registrable Securities; provided that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of the Depository Trust Company’s Direct Registration System;

(xiv) cooperate and assist in any filings required to be made with the Financial Industry Regulatory Authority and each securities exchange, if any, on which any of the Company’s securities are then listed or quoted and on each inter-dealer quotation system on which any of the Company’s securities are then quoted, and in the performance of any due diligence investigation by any underwriter (including any “qualified independent underwriter”) that is required to be retained in accordance with the rules and regulations of each such exchange, and use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

(xv) not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company; provided that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of the Depository Trust Company’s Direct Registration System;

(xvi) obtain for delivery to and addressed to each selling Holder and to the underwriter or underwriters, if any, opinions from outside counsel and the general counsel or deputy general counsel for the Company, in each case dated the effective date of the Registration Statement or, in the event of an Underwritten Offering, the date of the closing under the underwriting agreement, and in each such case in customary form and content for the type of Underwritten Offering;

(xvii) in the case of an Underwritten Offering, obtain for delivery to and addressed to the Company and the underwriter or underwriters and, to the extent requested, each selling Holder, a cold comfort letter from the Company’s independent certified public accountants in customary form and content for the type of Underwritten Offering, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement;

(xviii) permit any Holder of Registrable Securities which Holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to allow such Holder to provide language for insertion therein, in form and substance satisfactory to the Company, which in the reasonable judgment of such Holder and its counsel should be included;

(xix) use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders, as soon as reasonably practicable, but no later than ninety (90) days after the end of the twelve (12)-month period beginning with the first day of the Company’s first quarter commencing after the effective date of the applicable Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder and covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month after the effective date of the Registration Statement;

(xx) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;

(xxi) cause all Registrable Securities covered by the applicable Registration Statement to be listed on each securities exchange on which any of the Company’s securities are then listed or quoted and on each inter-dealer quotation system on which any of the Company’s securities are then quoted;

(xxii) provide (A) each Holder participating in the Registration, (B) the underwriters (which term, for purposes of this Agreement, shall include a Person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, of the Registrable Securities to be Registered, (C) the sale or placement agent therefor, if any, (D) counsel for such underwriters or agent, and (E) any attorney, accountant or other agent or representative retained by such Holder or any such underwriter, as selected by such Holder, the opportunity to participate in the preparation of such Registration Statement, each Prospectus included therein or filed with the SEC, and each amendment or supplement thereto, and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such Holder(s) and their counsel should be included; and for a reasonable period prior to the filing of such Registration Statement, make available upon reasonable notice at reasonable times and for reasonable periods for inspection by the parties referred to in (A) through (E) above, all pertinent financial and other records, pertinent corporate documents and properties of the Company that are available to the Company, and cause all of the Company’s officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available at reasonable times and for reasonable periods to discuss the business of the Company and to supply all information available to the Company reasonably requested by any such Person in connection with such Registration Statement as shall be necessary to enable them to exercise their due diligence responsibility, subject to the foregoing;

(xxiii) to cause the executive officers of the Company to participate in the customary “road show” presentations that may be reasonably requested by the managing underwriter or underwriters in any Underwritten Offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto;

(xxiv) if the Company files an Automatic Shelf Registration Statement covering any Registrable Securities, use its best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which such Automatic Shelf Registration Statement is required to remain effective;

(xxv) if the Company does not pay the filing fee covering the Registrable Securities at the time an Automatic Shelf Registration Statement is filed, pay such fee at such time or times as the Registrable Securities are to be sold;

(xxvi) if the Automatic Shelf Registration Statement has been outstanding for at least three (3) years, at the end of the third year, refile a new Automatic Shelf Registration

Statement covering the Registrable Securities, and, if at any time when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, use its best efforts to refile the Shelf Registration Statement on Form S-3 and, if such form is not available, Form S-1 and keep such registration statement effective during the period during which such registration statement is required to be kept effective; and

(xxvii) enter into and perform such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split, combination of shares, recapitalization or reorganization).

(b) As a condition precedent to any Registration hereunder, the Company may require each Holder as to which any Registration is being effected to furnish to the Company such information regarding the distribution of such securities and such other information relating to such Holder, its ownership of Registrable Securities and other matters as the Company may from time to time reasonably request in writing. Each such Holder agrees to furnish such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement.

(c) The Shareholder agrees, and any other Holder agrees by acquisition of such Registrable Securities, that, upon receipt of any written notice from the Company of the occurrence of any event of the kind described in Section 2.4(a)(vi), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 2.4(a)(vi), or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and if so directed by the Company, such Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus contemplated by Section 2.4(a)(vi) or is advised in writing by the Company that the use of the Prospectus may be resumed.

Section 2.5 Holdback Agreements.

(a) Holders of Registrable Securities. If required by the Holders of a majority of the Registrable Securities participating in an underwritten Public Offering, each Holder of Registrable Securities shall enter into lock-up agreements with the managing underwriter(s) of an Underwritten Offering that are reasonably requested by such managing underwriter(s) and are also applicable to other Holders of Registrable Securities regardless of whether such holders’ securities are included in the Underwritten Offering. For the avoidance of doubt, the Shareholder and any other Holder shall enter into lock-up agreements with the managing underwriters of the IPO in connection with the IPO. In connection with all

Underwritten Offerings, such Holder shall not, other than through participation in such Underwritten Offering as a selling shareholder, (A) offer, sell, contract to sell, pledge or otherwise dispose of (including sales pursuant to Rule 144), directly or indirectly, any equity securities of the Company, (B) enter into a transaction which would have the same effect as described in clause (A) above, (C) enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences or ownership of any equity securities, whether such transaction is to be settled by delivery of such equity securities, in cash or otherwise (each of (A), (B) and (C) above, a “Sale Transaction”) from the date on which the Company gives notice to the Holders of Registrable Securities of the circulation of a preliminary or final prospectus for such Underwritten Offering to the date that is 90 days following the date of the final prospectus for such Underwritten Offering (a “Follow-On Holdback Period”), unless the underwriters managing such Underwritten Offering otherwise agree in writing. The Company may impose stop-transfer instructions with respect to the Ordinary Shares (or other securities) subject to the restrictions set forth in this Section 2.5 until the end of such period.

(b) The Company. The Company (i) shall not file any Registration Statement for an Underwritten Offering or cause any such Registration Statement to become effective during any Follow-On Holdback Period, and (ii) shall use its commercially reasonable efforts to cause (A) each Holder of at least 5% (on a fully-diluted basis) of its Ordinary Shares, or any securities convertible into or exchangeable or exercisable for Ordinary Shares, purchased from the Company at any time after the date of this Agreement (other than in a public offering) and (B) each of its directors and executive officers to agree not to effect any Sale Transaction during any Follow-On Holdback Period, except as part of such underwritten registration, if otherwise permitted, unless the underwriters managing the Underwritten Offering otherwise agree in writing.

Section 2.6 Participation. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to any over-allotment or “green shoe” option requested by the underwriters; provided that no Holder of Registrable Securities shall be required to sell more than the number of Registrable Securities such Holder has requested to include) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no Holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such Holder and such Holder’s intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto that are materially more burdensome than those provided in Section 2.9. Each Holder of Registrable Securities shall execute and deliver such other agreements as may be reasonably requested by the Company and the lead managing underwriter(s) that are consistent with such Holder’s obligations under Section 2.4, Section 2.5 and this Section 2.6 or that are necessary to give further effect thereto. To the extent that any such agreement is entered into pursuant to, and consistent with, Section 2.5 and this Section 2.6, the respective rights and obligations created under such agreement shall supersede the respective rights and obligations of the Holders, the Company and the underwriters created pursuant to this Section 2.6.

Section 2.7 Convertible or Exchange Registration. If any Holder of Registrable Securities offers any options, rights, warrants or other securities issued by it or any other Person that are offered with, convertible into or exercisable or exchangeable for any Registrable Securities, the Registrable Securities underlying such options, rights, warrants or other securities shall be eligible for Registration pursuant to Section 2.1 and Section 2.2 hereof (a “Convertible or Exchange Registration”).

Section 2.8 Registration Expenses Paid By Company. In the case of any Registration of Registrable Securities required pursuant to this Agreement (including any Registration that is delayed or withdrawn) or proposed Underwritten Offering pursuant to this Agreement, the Company shall pay all Registration Expenses regardless of whether the Registration Statement becomes effective or the Underwritten Offering is completed.

Section 2.9 Indemnification.

(a) Indemnification by Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each selling Holder, such Holder’s Affiliates and their respective officers, directors, employees, advisors, and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons from and against any and all losses, claims, damages, liabilities (or actions in respect thereof, whether or not such indemnified party is a party thereto) and expenses, joint or several (including reasonable costs of investigation and legal expenses) (each, a “Loss” and collectively “Losses”) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was Registered under the Securities Act (including any final or preliminary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or any such statement made in any free writing prospectus (as defined in Rule 405 under the Securities Act) that the Company has filed or is required to file pursuant to Rule 433(d) of the Securities Act, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that the Company shall not be liable to any particular indemnified party in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Statement (i) in reliance upon and in conformity with written information furnished to the Company by such indemnified party expressly for use in the preparation thereof or (ii) which has been corrected in a subsequent applicable filing with the SEC but such indemnified party nonetheless failed to provide such corrected filing to the Person asserting such Loss, in breach of the indemnified party’s obligations under applicable law. This indemnity shall be in addition to any liability the Company may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any indemnified party and shall survive the transfer of such securities by such Holder.

(b) Indemnification by the Selling Holder. Each selling Holder agrees (severally and not jointly) to indemnify and hold harmless, to the full extent permitted by law, the Company, its directors, officers, employees, advisors, and agents and each Person who controls the Company (within the meaning of the Securities Act and the Exchange Act) from and against any Losses arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was Registered under the Securities Act (including any final or preliminary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or any such statement made in any free writing prospectus that the Company has filed or is required to file pursuant to Rule 433(d) of the Securities Act, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading to the extent, but, in each case (i) or (ii), only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such selling Holder to the Company specifically for inclusion in such Registration Statement, Prospectus, preliminary Prospectus or free writing prospectus and has not been corrected in a subsequent applicable filing with the SEC provided to the Person asserting such Loss prior to or concurrently with the sale of the Registrable Securities to such Person. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder under the sale of the Registrable Securities giving rise to such indemnification obligation. This indemnity shall be in addition to any liability the selling Holder may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any indemnified party.

(c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that no delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder unless it is materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party has agreed in writing to pay such fees or expenses, (ii) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (iii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (iv) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent, but such consent may not be unreasonably withheld, conditioned or delayed. If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action without the consent of the indemnified party, which consent may not be unreasonably withheld, conditioned or delayed. No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time from all such indemnified party or parties unless (x) the employment of more than one counsel has been authorized in writing by the indemnified party or parties, (y) an indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties or (z) a conflict or potential conflict exists or may exist (based on advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

(d) Contribution. If for any reason the indemnification provided for in Section 2.9(a) or Section 2.9(b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by Section 2.9(a) or Section 2.9(b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Notwithstanding anything in this Section 2.9(d) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 2.9(d) to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the Losses of the indemnified parties relate exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.9(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 2.9(d). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party hereunder shall be deemed to include, for purposes of this Section 2.9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding. If indemnification is available under this Section 2.9, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 2.9(a) and Section 2.9(b) hereof without regard to the relative fault of said indemnifying parties or indemnified party.

Section 2.10 Reporting Requirements; Rule 144. The Company shall use its reasonable best efforts to be and remain in compliance with the periodic filing requirements imposed under the SEC’s rules and regulations, including the Exchange Act, and any other applicable laws or rules, and thereafter shall timely file such information, documents and reports as the SEC may require or prescribe under Section 13 or 15(d) (whichever is applicable) of the Exchange Act. If the Company is not required to file such reports during such period, it will, upon the request of any Holder, make publicly available such necessary information for so long as necessary to permit sales pursuant to Rule 144 or Regulation S under the Securities Act, and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without Registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 or Regulation S under the Securities Act, as such Rules may be amended from time to time, or (b) any rule or regulation hereafter adopted by the SEC. From and after the date hereof through the first anniversary of the date upon which no Holder owns any Registrable Securities, the Company shall forthwith upon request furnish any Holder (i) a written statement by the Company as to whether it has complied with such requirements and, if not, the specifics thereof, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents filed by the Company with the SEC as such Holder may reasonably request in availing itself of an exemption for the sale of Registrable Securities without registration under the Securities Act.

Section 2.11 Other Registration Rights. Other than those certain registration rights agreements by and between the Company and SunEdison dated [            ], 2014 and by and between the Company and Samsung Fine Chemicals Co., Ltd., dated as of the date hereof, the Company shall not grant to any Persons the right to request the Company to Register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, whether pursuant to “demand,” “piggyback,” or other rights, unless such rights are subject and subordinate to the rights of the Holders under this Agreement.

Section 2.12 Subsidiary Public Offering. If, after an IPO of any equity securities of one of its Subsidiaries, the Company distributes securities of such Subsidiary to the Company’s equity holders, then the rights and obligations of the Company pursuant to this Agreement shall apply, mutatis mutandis, to such Subsidiary, and the Company shall cause such Subsidiary to comply with such Subsidiary’s obligations under this Agreement.

ARTICLE III

MISCELLANEOUS

Section 3.1 Term. This Agreement shall terminate upon such time as there are no Registrable Securities, except for the provisions of Section 2.8 and Section 2.9 and all of this Article III, which shall survive any such termination.

Section 3.2 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or e-mail at the facsimile number or e-mail address specified in this Section 3.2 prior to 5:30 p.m. (New York time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile or e-mail at the facsimile number or e-mail address specified in this Section 3.2 on a day that is not a Business Day or later than 5:30 p.m. (New York time) on any Business Day, (c) the fourth

(4th) Business Day following the date of mailing, if sent by internationally recognized express courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses for such notices and communications shall be as follows:

If to the Company to:

SunEdison Semiconductor Limited

c/o SunEdison, Inc.

501 Pearl Drive (City of O’Fallon)

St. Peters, Missouri 63376

Attn: General Counsel

Facsimile: 866-773-0793

With a copy to:

Kirkland & Ellis LLP

300 North LaSalle

Chicago, Illinois 60654

Attn: Dennis M. Myers

Facsimile: (312) 862-2200

If to the Shareholder:

Samsung Electronics Co., Ltd.

Attention:
Facsimile no.:
E-mail address:
With a copy to:

Paul Hastings LLP

33th fl., West Tower, Mirae Asset Center 1 Building

26 Eulji-ro 5-gil, Jung-gu

Seoul 100-210

Korea

Attention: Daniel Sae Chin Kim

Facsimile no.: +822-6321-3902

E-mail address: danielkim@paulhastings.com

The addresses, facsimile numbers and e-mail addresses specified in this Section 3.3 may be changed by a party hereto by delivering notice to the Shareholder, in the case of a change by the Company, and to the Company, in the case of a change by the Shareholder, in each case in accordance with the terms hereof, which change will be effective on the later of the date set forth in such notice or ten (10) days after such notice is deemed given hereunder.

Section 3.3 Successors, Assigns and Transferees. This Agreement and all provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Company may assign this Agreement at any time in connection with a sale or acquisition of the Company, whether by merger, consolidation, sale of all or substantially all of the Company’s assets, or similar transaction, without the consent of the Holders; provided that the successor or acquiring Person agrees in writing to assume all of the Company’s rights and obligations under this Agreement. A Holder may assign its rights and obligations under this Agreement to any Transferee that is a member of the Shareholder Group and executes an agreement to be bound hereby in the form attached hereto as Exhibit A, an executed counterpart of which shall be furnished to the Company. Notwithstanding the foregoing, if such Transfer is subject to covenants, agreements or other undertakings restricting Transferability thereof, the rights to Registration contained herein shall not be Transferred in connection with such Transfer unless such Transferee complies with all such covenants, agreements and other undertaking. For the avoidance of doubt, the rights of any Holder hereunder may not be Transferred to any third party that is not a Subsidiary or Affiliate of the Shareholder.

Section 3.4 Governing Law; Dispute Resolution.

(a) This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof that would result in the application of any law other than the laws of the State of New York.

(b) In case any dispute or difference shall arise between the parties hereto as to the construction of this Agreement or as to any matter or thing of whatsoever nature arising thereunder or in connection therewith, including any question regarding its existence, validity or termination (a “Dispute”), such Dispute shall be submitted to a single arbitrator to be appointed by the parties or, failing agreement within 14 working days after either party has given to the other party a written request to concur in the appointment of an arbitrator, a single arbitrator to be appointed on the request of either party by the Chairman for the time being of the UNCITRAL and such submission shall be a submission to arbitration in accordance with UNCITRAL Arbitration Rules 2010 as presently in force by which the parties agree to be so bound. The place of arbitration shall be Hong Kong and the arbitration shall be conducted wholly in the English language. Any award of the arbitrators: (A) shall be in writing; and (B) shall state the reasons upon which such award is based. The arbitrators shall have authority to award legal and other fees or any other damages measured by the prevailing party’s actual damages, but the arbitrators may not, in any event, make any ruling, finding or award that does not conform to the terms and conditions of this Agreement. Any party may make an application to the arbitrators seeking injunctive relief to maintain the status quo until such time as the arbitration award is rendered or the Dispute, controversy or claim is otherwise resolved. Any party may apply to any court having jurisdiction hereof and seek injunctive relief in order to maintain the status quo until such time as the arbitration award is rendered or the Dispute, controversy or claim is otherwise resolved. Once any Dispute has been submitted to arbitration proceedings pursuant to this Section 3.4(b), such Dispute shall be resolved in a confidential manner. No party shall disclose or permit the disclosure of any information about the evidence adduced or the documents produced by the other party in the arbitration proceedings or about the results of the proceeding except as may be required by a Governmental Authority or as required in a court action in aid of arbitration or for enforcement of this arbitration agreement or an arbitral award. Notwithstanding the foregoing, in addition to the right of the parties to arbitrate Disputes pursuant to this Section 3.4(b), each party further acknowledges and agrees that in the event of a breach or threatened breach of the other party’s covenants or agreements, the non-breaching party shall be entitled to (i) a decree or order of specific performance and/or mandamus to enforce the observance and performance of such covenant or agreement and (ii) an injunction restraining such breach or threatened breach. Neither the non-breaching party nor any of its Affiliates shall be required to provide any bond or other security in connection with any such decree, order or injunction or in connection with any related action or proceeding.

Section 3.5 Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are or are to be thereby aggrieved shall have the right to seek specific performance and injunctive or other equitable relief of its rights under this Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

Section 3.6 Headings. The article, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 3.7 Severability. If any provision of this Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof or the application of such provision to Persons or circumstances or in jurisdictions other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon such a suitable and equitable provision to effect the original intent of the parties.

Section 3.8 Amendment; Waiver. This Agreement may not be amended or modified and waivers and consents to departures from the provisions hereof may not be given, except by an instrument or instruments in writing making specific reference to this Agreement and signed by the Company and the Holders of a majority of the Registrable Securities. Waiver by any party of any default by the other party of any provision of this Agreement shall not be deemed a waiver by the waiving party of any subsequent or other default, nor shall it prejudice the rights of the other party.

Section 3.9 Further Assurances. Each of the parties hereto shall execute and deliver all additional documents, agreements and instruments and shall do any and all acts and things reasonably requested by the other party hereto in connection with the performance of its obligations undertaken in this Agreement.

Section 3.10 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. Execution of this Agreement or any other documents pursuant to this Agreement by facsimile or other electronic copy of a signature shall be deemed to be, and shall have the same effect as, executed by an original signature.

[The remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

SUNEDISON SEMICONDUCTOR LIMITED

By:
Name:
Title:

SAMSUNG ELECTRONICS CO., LTD.

By:
Name:
Title:

EXHIBIT A

THIS INSTRUMENT forms part of the Registration Rights Agreement (the “Agreement”), dated as of [            ], 2014, by and among Samsung Electronics Co., Ltd., a company organized under the laws of Korea (the “Shareholder”), and SunEdison Semiconductor Limited, a Singapore public limited company (the “Company”). The undersigned hereby acknowledges having received a copy of the Agreement and having read the Agreement in its entirety, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, hereby agrees that the terms and conditions of the Agreement binding upon and inuring to the benefit of a Holder shall be binding upon and inure to the benefit of the undersigned and its successors and permitted assigns as if it were an original party to the Agreement.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this      day of                 .

(Signature of Transferee)

Print Name

Address:

Agreed and Accepted as of

SUNEDISON SEMICONDUCTOR LIMITED

By:
Name:
Title: